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                                                                  Exhibit 10.205

                      POST CLOSING AND INDEMNITY AGREEMENT

     THIS POST CLOSING AND INDEMNITY AGREEMENT ("AGREEMENT") is dated this 30 day of June, 2004, by and among INLAND WESTERN NORTH RICHLAND HILLS DAVIS LIMITED PARTNERSHIP, an Illinois limited partnership ("PURCHASER") and DAVIS TOWNE CROSSING, L.P., a Texas limited partnership (hereinafter referred to as "SELLER), in connection with the acquisition of Davis Towne Crossing Shopping Center in North Richland Hills, Texas (referred to as the "PROPERTY" as defined in that Letter Agreement dated April 21, 2004, as amended ("CONTRACT") by and between Seller and Inland Real Estate Acquisitions, Inc. ("INLAND").

     WHEREAS, Purchaser is the successor to Inland with respect to the Contract; and

     WHEREAS, in connection with the acquisition of the Property from Seller, Purchaser requires a confirmation of Seller to complete certain obligations following the closing (the "CLOSING") for the acquisition of the Property by Purchaser; and it being acknowledged that Purchaser would not complete its purchase of the Property without Seller's execution of this Agreement; and

     WHEREAS, Purchaser has made various inquiries regarding the Property during its due diligence in connection with its acquisition of the Property;

     WHEREAS, in connection with such inquiries, in order to confirm the status of various issues that Purchaser deems relevant to its acquisition, Purchaser has requested certain documents and confirmations from Seller and/or third parties, but Seller has been unable to either supply a document confirming such matters, or has been unable to complete a matter due to time constraints;

     WHEREAS, in order to proceed to Closing, Purchaser requires Seller to make certain undertakings, to obtain documents regarding or confirming certain issues, and/or certifications as to the state of facts regarding such issues, and further, Purchaser requires that Seller indemnify and hold harmless Purchaser, and each of its successors, assigns, officers, directors, employees and lenders (each an "INDEMNIFIED PARTY" and collectively, the "INDEMNIFIED PARTIES") harmless from any loss, cost or expense incurred by any Indemnified Party, including costs and attorneys fees, ("LOSS") as a result of either Seller's failure to obtain the required documents, Seller's failure to timely complete its obligations as set forth herein, or any Loss that results from a certification hereafter being incorrect.

     NOW, THEREFORE, for good and valuable consideration including the mutual promises contained herein, the parties hereto agree as follows:

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     4.   FURTHER ASSURANCES. Seller and Purchaser agree to cooperate with each other following the closing to confirm any matter and execute any document reasonably required by the other party in furthering of the Closing and consistent with the requirements of the Contract.

     5. DEFINED TERMS. All capitalized terms which are not expressly defined herein shall have the meaning as set forth in the Contract.

     6. INDEMNIFICATION. Seller agrees to indemnify and hold harmless Purchaser, and its successors, assigns, officers, directors, employees and lenders (each an "INDEMNIFIED PARTY" and collectively, the "INDEMNIFIED PARTIES") harmless from any loss, cost or expense incurred by any Indemnified Party, including costs and attorneys fees, ("LOSS") as a result of either Seller's failure to obtain the required documents, or any Loss that results from a certification hereafter being false or misleading in any material respect.

     7. MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns and may be executed in counterparts.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective the first date written above.

                            (SIGNATURE PAGE FOLLOWS)

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                               SIGNATURE PAGE FOR
                  POST CLOSING AND INDEMNITY AGREEMENT BETWEEN
                           DAVIS TOWNE CROSSING, L.P.
        AND INLAND WESTERN NORTH RICHLAND HILLS DAVIS LIMITED PARTNERSHIP

          IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be executed as of the day and year first above written.


                      PURCHASER:

                      INLAND WESTERN NORTH RICHLAND HILLS DAVIS
                      LIMITED PARTNERSHIP, an Illinois limited partnership

                      By: Inland Western North Richland Hills Davis GP, L.L.C., a Delaware limited liability company

                            By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member

                                  By:
                                        ---------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                        ---------------------------------------


                      SELLER:

                      DAVIS TOWNE CROSSING, L.P., a Texas limited partnership

                      By: Davis TC Development, Inc., a Texas corporation, its general partner


                      By:   /s/ John P. Weber
                            -------------------------------------
                            John P. Weber, President

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